UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market

7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series C Cumulative Redeemable Preferred Stock,	NYMTO	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on June 14, 2021 at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of New York Mortgage Trust, Inc. (the “Company”), the stockholders of the Company approved, among other things, the Second Amendment (the “Second Amendment”) to the New York Mortgage Trust, Inc. 2017 Equity Incentive Plan (as amended by the First Amendment to the New York Mortgage Trust, Inc. 2017 Equity Incentive Plan and the Second Amendment, the “2017 Plan”), which Second Amendment increased the number of shares of the Company’s common stock that may be issued under the 2017 Plan by 30,000,000 shares. The maximum number of shares of common stock that may be issued under the 2017 Plan is now 43,170,000.

The Second Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on April 19, 2021. The Second Amendment became effective upon receipt of stockholder approval on June 14, 2021 at the Annual Meeting.

A detailed summary of the material features of the 2017 Plan appears under the caption “Proposal No. 3: Approval of an Amendment to the Company’s 2017 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2021. The description of the Second Amendment herein is qualified by its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting of Stockholders

On Monday, June 14, 2021, the Company held its Annual Meeting. There were 276,740,573 shares of common stock of the Company present or represented by proxy at the Annual Meeting, constituting approximately 72.96% of the outstanding shares of common stock on April 19, 2021, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect seven directors to the Company’s Board of Directors.

Name	For	Against	Abstain
David R. Bock	182,035,088	15,908,845	1,339,386
Michael B. Clement	196,104,273	1,833,940	1,345,106
Alan L. Hainey	185,351,623	12,576,226	1,355,470
Steven R. Mumma	191,291,450	6,556,102	1,435,767
Steven G. Norcutt	192,371,221	5,513,427	1,398,671
Lisa A. Pendergast	190,569,130	7,354,903	1,359,286
Jason T. Serrano	189,195,269	8,697,202	1,390,848

In addition, there were 77,457,254 broker non-votes associated with the election of the directors. All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as a director until the 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
190,037,898	7,466,458	1,778,963	77,457,254

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly referred to as a “say-on-pay vote.”

Proposal 3: To approve the adoption of the Second Amendment to the Company’s 2017 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
185,311,803	12,578,531	1,392,985	77,457,254

At the Annual Meeting, stockholders approved the adoption of the Second Amendment to the Company’s 2017 Equity Incentive Plan.

Proposal 4: To ratify, confirm and approve the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
271,375,698	2,017,877	3,346,998	N/A

At the Annual Meeting, stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Item 8.01.    Other Events.

On June 14, 2021, the Company issued a press release (the “Press Release”) announcing that the Board declared a regular quarterly cash dividend on the Company’s common stock for the quarter ending June 30, 2021. The Company also announced in the Press Release that the Board declared cash dividends on the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock, the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock for the dividend period that began on April 15, 2021 and ends on July 14, 2021.

A copy of the Press Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment No. 2 to the New York Mortgage Trust, Inc. 2017 Equity Incentive Plan.
99.1	Press release dated June 14, 2021.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: June 14, 2021	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer